Exhibit 99.1

Atomera Provides Third Quarter 2025 Results

LOS GATOS, Calif. Oct. 28, 2025 Atomera Incorporated (NASDAQ: ATOM), a semiconductor materials and technology licensing company, today provided a corporate update and announced financial results for the third quarter ended Sept. 30, 2025.

Recent Company Highlights

•	Record number of MST wafers processed for customers
•	Partnership with capital equipment partner starting to show results
•	Announced hiring of Wei Na as Vice President of Sales

Management Commentary

“While our collaboration with STMicroelectronics did not progress as we had hoped, it provided valuable technical insights and market credibility that continue to strengthen Atomera’s customer engagements,” said Scott Bibaud, President and CEO of Atomera. “We are now seeing broader interest than ever in MST across multiple segments including GAA, DRAM, RFSOI and power. Wei Na’s deep semiconductor experience, including 18 years in IP licensing, comes at the perfect time. His proven leadership, deep understanding of the IP licensing landscape, and extensive relationships with leading foundries and IDMs will help us accelerate the conversion of this strong pipeline into license and commercialization agreements.”

Financial Results

The Company incurred a net loss of ($5.6) million, or ($0.17) per basic and diluted share in the third quarter of 2025, compared to a net loss of ($4.6) million, or ($0.17) per basic and diluted share, for the third quarter of 2024. Adjusted EBITDA (a non-GAAP financial measure) in the third quarter of 2025 was a loss of ($4.4) million compared to an adjusted EBITDA loss of ($3.9) million in the third quarter of 2024.

The Company had $20.3 million in cash, cash equivalents and short-term investments as of Sept. 30, 2025, compared to $26.8 million as of December 31, 2024.

The total number of shares outstanding was 31.5 million as of September 30, 2025.

Third Quarter 2025 Results Webinar

Atomera will host a live video webinar today to discuss its financial results and recent progress.

Date: Tuesday, Oct. 28, 2025

Time: 2:00 p.m. PT (5:00 p.m. ET)

Webcast: Accessible at https://ir.atomera.com

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Note about Non-GAAP Financial Measures

In addition to the unaudited results presented in accordance with generally accepted accounting principles, or GAAP, in this press release, Atomera presents adjusted EBITDA, which is a non-GAAP financial measure. Adjusted EBITDA is determined by taking net loss and eliminating the impacts of interest, depreciation, amortization and stock-based compensation. Our definition of adjusted EBITDA may not be comparable to the definitions of similarly-titled measures used by other companies. We believe that this non-GAAP financial measure, viewed in addition to and not in lieu of our reported GAAP results, provides useful information to investors by providing a more focused measure of operating results. This metric is used as part of the Company's internal reporting to evaluate its operations and the performance of senior management. A table reconciling this measure to the comparable GAAP measure is available in the accompanying financial tables below.

About Atomera Incorporated

Atomera Incorporated is a semiconductor materials and technology licensing company focused on deploying its proprietary, silicon-proven technology into the semiconductor industry. Atomera has developed Mears Silicon Technology™ (MST®), which increases performance and power efficiency in semiconductor transistors. MST can be implemented using equipment already deployed in semiconductor manufacturing facilities and is complementary to other nano-scaling technologies already in the semiconductor industry roadmap.  More information can be found at www.atomera.com.

Safe Harbor

This press release contains forward-looking statements concerning Atomera Incorporated, including statements regarding the prospects for the semiconductor industry generally and the ability of our MST technology to significantly improve semiconductor performance. Those forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially. Among those factors are: (1) the fact that, to date, we have only recognized minimal engineering services and licensing revenues and we have not yet commenced principal revenue producing operations, thus subjecting us to all of the risks inherent in an early-stage enterprise; (2) the risk that STMicroelectronics’ decision not proceed with qualification of MST in its BCD 110 process inhibits our ability to reach commercialization with ST or other customers, (3) risks related to our ability to successfully complete the milestones in our joint development agreements or, even if successfully completed, to reach a high-volume manufacturing license with our JDA customers; (4) risks related to our ability to advance non-recurring engineering fee engagement and integration licenses to R&D and high-volume manufacturing licenses or our ability to add other customers; (5) risks related to our ability to raise sufficient capital, as and when needed, to pursue the further development, licensing and commercialization of our MST technology; (6) our ability to protect our proprietary technology, trade secrets and knowhow and (7) those other risks disclosed in the section "Risk Factors" included in our Annual Report on Form 10-K filed with the SEC on March 4, 2025. We caution readers not to place undue reliance on any forward-looking statements. We do not undertake, and specifically disclaim any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

-- Financial Tables Follow –

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Atomera Incorporated

Condensed Balance Sheets

(in thousands, except per share data)

	September 30,	June 30,	December 31,
	2025	2025	2024
	(Unaudited)	(Unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$20,322	$22,026	$25,778
Short-term investments	–	–	995
Accounts receivable	137	–	6
Interest receivable	64	63	73
Prepaid expenses and other current assets	517	659	240
Total current assets	21,040	22,748	27,092

Property and equipment, net	51	50	59
Long-term prepaid maintenance and supplies	–	30	91
Security deposit	14	14	14
Operating lease right-of-use asset	92	155	280
Financing lease right-of-use-asset	744	1,087	1,588
Total assets	$21,941	$24,084	$29,124

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$617	$665	$492
Accrued expenses	244	207	239
Accrued payroll related expenses	1,112	649	1,328
Current operating lease liability	64	124	260
Current financing lease liability	730	1,148	1,253
Deferred revenue	144	–	4
Total current liabilities	2,911	2,793	3,576

Long-term operating lease liability	–	–	22
Long-term financing lease liability	–	–	449
Total liabilities	2,911	2,793	4,047

Commitments and contingencies	–	–	–

Stockholders’ equity:
Preferred stock $0.001 par value, authorized 2,500 shares; none issued and outstanding as of September 30, 2025, June 30, 2025 and December 31, 2024
Common stock: $0.001 par value, authorized 47,500 shares; 31,510 shares issued and outstanding as of September 30, 2025: 31,090 shares issued and outstanding as of June 30, 2025,; and 30,540 shares issued and outstanding as of December 31, 2024	32	31	31
Additional paid-in capital	256,267	252,956	246,565
Other comprehensive income(loss)	–	–	1
Accumulated deficit	(237,269)	(231,696)	(221,520)
Total stockholders’ equity	19,030	21,291	25,077
Total liabilities and stockholders’ equity	$21,941	$24,084	$29,124

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Atomera Incorporated

Condensed Statements of Operations

(Unaudited)

(in thousands, except per share data)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
	2025	2025	2024	2025	2024
Revenue	$11	$–	$22	$15	$112
Cost of revenue	(128)	(62)	(3)	(190)	(110)
Gross margin	(117)	(62)	19	(175)	2

Operating expenses
Research and development	3,304	3,004	2,759	9,563	8,206
General and administrative	2,165	2,048	1,812	6,301	5,455
Selling and marketing	207	141	248	472	805
Total operating expenses	5,676	5,193	4,819	16,336	14,466

Loss from operations	(5,793)	(5,255)	(4,800)	(16,511)	(14,464)

Other income (expense)
Interest income	232	234	176	736	566
Accretion income	–	–	59	6	152
Interest expense	(12)	(18)	(30)	(51)	(104)
Other income, net	–	72	–	71	72
Total other income (expense), net	220	288	205	762	686

Net loss	$(5,573)	$(4,967)	$(4,595)	$(15,749)	$(13,778)

Net loss per common share, basic and diluted	$(0.17)	$(0.17)	$(0.17)	$(0.51)	$(0.52)
Weighted average number of common shares outstanding, basic and diluted	31,128	30,397	27,406	30,593	26,640

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Atomera Incorporated

Reconciliation to Non-GAAP EBITDA

(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
	2025	2025	2024	2025	2024
Net loss (GAAP)	$(5,573)	$(4,967)	$(4,595)	$(15,749)	$(13,778)
Depreciation and amortization	11	12	12	35	42
Stock-based compensation	1,342	1,278	907	3,629	2,918
Interest income	(232)	(234)	(176)	(736)	(566)
Accretion income	–	–	(59)	(6)	(152)
Interest expense	12	18	30	51	104
Other income, net	–	(72)	–	(71)	(72)
Net loss non-GAAP EBITDA	$(4,440)	$(3,965)	$(3,881)	$(12,847)	$(11,504)

Investor Contact:

Bishop IR

Mike Bishop

(415) 894-9633

investor@atomera.com

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